CUMBERLAND RESOURCES LTD.

(the “Company”)

2004 Request for Annual and Interim Financial Statements

National Instrument 51-102 requires the Company to send annually to the registered holders and beneficial owners of its securities (“Securityholders”) a form to allow Securityholders to request a copy of the Company’s annual financial statements and related MD&A, interim financial statements and related MD&A, or both.  If you wish to receive such mailings, please complete and return this form to:

Computershare Trust Company of Canada
100 University Avenue
9th Floor
Toronto, ON  M5J 2Y1

The undersigned Securityholder hereby elects to receive:

                   Interim Financial Statements for the first, second and third financial quarters of 2004 and the related MD&A;

                   Annual Financial Statements for the fiscal year ended December 31, 2004 and related MD&A; or

                   BOTH – Interim financial statements and MD&A and the annual financial statements and related MD&A for the 2004 financial year.

Please note that a request form will be mailed each year and Securityholders must return such form each year to receive the documents indicated above.

Name:

Address:

Postal Code:

I confirm that I am a beneficial shareholder of the Company.

Signature of Securityholder:	Date:
CUSIP: 23077R100
SCRIP COMPANY CODE: CBDQ

CUMBERLAND RESOURCES LTD.

(the "Company")

2004 Request for Annual and Interim Financial Statements

National Instrument 51-102 requires the Company to send annually to the registered holders and beneficial owners of its securities ("Securityholders") a form to allow Securityholders to request a copy of the Corporation's annual financial statements and related MD&A, interim financial statements and related MD&A, or both.  If you wish to receive such mailings, please complete and return this form to:

Computershare Trust Company of Canada
100 University Avenue
9th Floor
Toronto, ON  M5J 2Y1

The undersigned Securityholder hereby elects to receive:

                   Interim Financial Statements for the first, second and third financial quarters of 2004 and the related MD&A;

                   Annual Financial Statements for the fiscal year ended December 31, 2004 and related MD&A; or

                   BOTH - Interim financial statements and MD&A and the annual financial statements and related MD&A for the 2004 financial year.

Please note that a request form will be mailed each year and Securityholders must return such form each year to receive the documents indicated above.

Name:

Address:

Postal Code:

I confirm that I am a registered shareholder of the Company.

Signature of Securityholder:	Date:
CUSIP: 23077R100
SCRIP COMPANY CODE: CBDQ